Exhibit 10.9

Power of Attorney

I, the undersigned, Xiaohua Chen, a P.R.C. citizen, the Identity Card Number: [***], resident address: [***], holds a registered capital of RMB 165,756,000 (“Equity Interest”) of Wuba Daojia Co., Ltd.(“Company”).

Subject to the laws and regulations of PRC, I hereby irrevocably authorize Changsha Daojia Youxiang Network Technology Co., Ltd. (“WFOE”) to exercise the following rights concerning the abovementioned Equity Interests within the effective term of this Power of Attorney:

I exclusively authorize WFOE or its designated representative(s) (“Trustee”) to exercise my rights on behalf of myself according to the Trustee’s own will, which include but not limited to:

1.

Proposing the shareholders’ meeting or the board meeting according to Articles of Association of the Company, participating in the shareholders’ meeting and the board meeting of the Company, and executing relevant resolutions;

2.

Exercising all the rights of shareholder of the Company on shareholders’ meetings according to relevant laws and regulations and the Articles of Association of the Company, including but not limited to the right to nominate, the right to vote and the right to appoint;

3.	Representing me to submit documents which shall be submitted by the shareholder of Company to relevant competent governmental authorities;

4.

Exercising the right of dividend, the right to sell, transfer or assign, pledge or dispose all or part of Equity Interests owned by me, the right of distribution of residual properties after the liquidation of the Company provided under the laws and Articles of Association of the Company;

5.

Constituting the liquidation group and exercising the authorities of liquidation group during the liquidation in the event of liquidation or dissolution, including but not limited to the management of Company’s assets; and

6.	Review the resolutions of shareholders’ meeting and the resolutions of the board meeting of the Company, recording the financial statements and report of the Company;

7.	Any other rights of us as a shareholder of the Company.

Without any limitation to this Power of Attorney, Trustee shall have the authority to execute and perform the Equity Transfer Agreement provided in the Exclusive Option Agreement to which I am the party on behalf of me within the scope of authorization and to execute and perform the Equity Interest Pledge Agreement and Exclusive Option Agreement to which I am a party and any supplemental agreement of them.

Within the effective term of this Power of Attorney and subject to the laws and regulations of PRC, I covenant to deliver the dividends, bonus, and any other property distributed from the Company to WFOE or any third party designated by WFOE as soon as possible within three (3) days after receipt of such dividends, bonus or any other property.

1 / 2

During the term that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective from the date of execution of this Power of Attorney, regardless of the change of proportions of Equity Interests owned by me. When and only when WFOE sends a written notice to me concerning the substitution of the Trustee, shall I immediately designate another Trustee designated by WFOE to exercise the rights under this Power of Attorney. Once the new authorization has been made, the new authorization shall supersede the original one and our consent to the new authorization is not required. I shall not revoke the delegation and authorization it made to Trustee except for abovementioned event. During the effective term of this Power of Attorney, I hereby waive all of the rights which have been authorized to Trustee through this Power of Attorney and shall not exercise such rights.

I hereby acknowledge any legal consequences caused by Trustee’s exercise of the authorities and agree to bear any liabilities thereof. I hereby confirm that in any case Trustee shall not be required to bear any liabilities or make any economic compensation for exercise of such authorities. Moreover, I agree to compensate for any damage suffered or probably suffered by WFOE due to designating Trustee to exercise authorities and keep WFOE harmless, including but not limited to any loss due to litigations, recoveries, arbitrations, claims for compensation or any other loss caused by inspect and punishment conducted by governmental authorities.

I will provide Trustee with sufficient assistance on the exercise of the abovementioned authorities, and cause the Company to provide sufficient assistance, including timely executing the shareholders’ decision or other legal documents provided by Trustee when necessary (for instance, documents required to be submitted with relevant governmental authorities for approval, registration or filing procedures), authorizing Trustee to get access to information concerning the operation, business, clients, finance, staff, etc. of the Company and to consult relevant materials of the Company.

If the authorization or exercise of the abovementioned rights cannot be realized for any reason within the effective term of the Power of Attorney (except for the reason that I violates this Power of Attorney), the parties shall seek an alternative method which is most similar with the arrangements hereunder and modify or adjust the terms and conditions of the Power of Attorney by signing supplementary agreement as necessary to ensure the realization of the purpose of the Power of Attorney.

This Power of Attorney takes effect on the date of execution, and shall be continuously effective during the effective term of Exclusive Management Service and Business Cooperation Agreement executed by and among WFOE, the Company, I and other parties.

/s/ Xiaohua Chen

Date: January 21, 2019

2 / 2

Power of Attorney

I, the undersigned, Jinbo Yao, a P.R.C. citizen, the Identity Card Number: [***], resident address: [***]，holds a registered capital of RMB 34,244,000 (“Equity Interest”) of Wuba Daojia Co., Ltd.(“Company”).

Subject to the laws and regulations of PRC, I hereby irrevocably authorize Changsha Daojia Youxiang Network Technology Co., Ltd. (“WFOE”) to exercise the following rights concerning the abovementioned Equity Interests within the effective term of this Power of Attorney:

I exclusively authorize WFOE or its designated representative(s) (“Trustee”) to exercise my rights on behalf of myself according to the Trustee’s own will, which include but not limited to:

1.

Proposing the shareholders’ meeting or the board meeting according to Articles of Association of the Company, participating in the shareholders’ meeting and the board meeting of the Company, and executing relevant resolutions;

2.

Exercising all the rights of shareholder of the Company on shareholders’ meetings according to relevant laws and regulations and the Articles of Association of the Company, including but not limited to the right to nominate, the right to vote and the right to appoint;

3.	Representing me to submit documents which shall be submitted by the shareholder of Company to relevant competent governmental authorities;

4.

Exercising the right of dividend, the right to sell, transfer or assign, pledge or dispose all or part of Equity Interests owned by me, the right of distribution of residual properties after the liquidation of the Company provided under the laws and Articles of Association of the Company;

5.

Constituting the liquidation group and exercising the authorities of liquidation group during the liquidation in the event of liquidation or dissolution, including but not limited to the management of Company’s assets; and

6.	Review the resolutions of shareholders’ meeting and the resolutions of the board meeting of the Company, recording the financial statements and report of the Company;

7.	Any other rights of us as a shareholder of the Company.

Without any limitation to this Power of Attorney, Trustee shall have the authority to execute and perform the Equity Transfer Agreement provided in the Exclusive Option Agreement to which I am the party on behalf of me within the scope of authorization and to execute and perform the Equity Interest Pledge Agreement and Exclusive Option Agreement to which I am a party and any supplemental agreement of them.

Within the effective term of this Power of Attorney and subject to the laws and regulations of PRC, I covenant to deliver the dividends, bonus, and any other property distributed from the Company to WFOE or any third party designated by WFOE as soon as possible within three (3) days after receipt of such dividends, bonus or any other property.

1 / 2

During the term that I am a shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective from the date of execution of this Power of Attorney, regardless of the change of proportions of Equity Interests owned by me. When and only when WFOE sends a written notice to me concerning the substitution of the Trustee, shall I immediately designate another Trustee designated by WFOE to exercise the rights under this Power of Attorney. Once the new authorization has been made, the new authorization shall supersede the original one and our consent to the new authorization is not required. I shall not revoke the delegation and authorization it made to Trustee except for abovementioned event. During the effective term of this Power of Attorney, I hereby waive all of the rights which have been authorized to Trustee through this Power of Attorney and shall not exercise such rights.

I hereby acknowledge any legal consequences caused by Trustee’s exercise of the authorities and agree to bear any liabilities thereof. I hereby confirm that in any case Trustee shall not be required to bear any liabilities or make any economic compensation for exercise of such authorities. Moreover, I agree to compensate for any damage suffered or probably suffered by WFOE due to designating Trustee to exercise authorities and keep WFOE harmless, including but not limited to any loss due to litigations, recoveries, arbitrations, claims for compensation or any other loss caused by inspect and punishment conducted by governmental authorities.

I will provide Trustee with sufficient assistance on the exercise of the abovementioned authorities, and cause the Company to provide sufficient assistance, including timely executing the shareholders’ decision or other legal documents provided by Trustee when necessary (for instance, documents required to be submitted with relevant governmental authorities for approval, registration or filing procedures), authorizing Trustee to get access to information concerning the operation, business, clients, finance, staff, etc. of the Company and to consult relevant materials of the Company.

If the authorization or exercise of the abovementioned rights cannot be realized for any reason within the effective term of the Power of Attorney (except for the reason that I violates this Power of Attorney), the parties shall seek an alternative method which is most similar with the arrangements hereunder and modify or adjust the terms and conditions of the Power of Attorney by signing supplementary agreement as necessary to ensure the realization of the purpose of the Power of Attorney.

This Power of Attorney takes effect on the date of execution, and shall be continuously effective during the effective term of Exclusive Management Service and Business Cooperation Agreement executed by and among WFOE, the Company, I and other parties.

/s/ Jinbo Yao

Date: January 21, 2019

2 / 2